UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 31, 2020

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As part of the cost-saving efforts reported under Item 7.01 below, the executive officers of Chico’s FAS, Inc. (the “Company”), including the named executive officers currently employed by the Company, have agreed to a 50% reduction in base salary beginning April 5, 2020 until further notice. In addition, the Company amended the Chico’s FAS, Inc. Officer Severance Plan (as amended and restated effective January 1, 2020) to temporarily freeze eligibility for participation in the plan effective March 31, 2020.
Item 7.01 Regulation FD Disclosure.
On April 1, 2020, the Company announced the following additional cost-saving measures to mitigate the operating and financial impact of the COVID-19 pandemic:
Temporarily, until further notice:

•	The majority of the Company’s employees will be placed on furlough.

◦	Furloughed employees currently enrolled in health benefits will continue to receive coverage.

•	All non-furloughed employees will take a 50% salary or similar hours reduction, except the Company’s distribution center employees supporting the Company’s digital business.

•	The Company’s executive officers’ base salaries will be reduced by 50%.

•	The Board of Directors' annual cash retainers will be reduced by 50%.

•	Merit increases are deferred.

•
The Company’s distribution center remains open to support its sizable digital online business across five brands: www.chicos.com, www.chicosofftherack.com, www.whitehouseblackmarket.com, www.soma.com and www.mytelltale.com.

•	The Company has adopted social distancing policies and enhanced safety procedures. Associates working in the distribution center during this period will receive additional compensation.

•
The Company has also taken other aggressive measures to significantly reduce expenses including suspending matching contributions to the Company’s 401(k) plan and Nonqualified Deferred Compensation Plan.

•
The Company has already executed and will continue to execute substantial reductions in other expenses, including, but not limited to: store occupancy, capital expenditures, and reduced inventory receipts.

     The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: March 31, 2020	By:
/s/ David M. Oliver
David M. Oliver, Interim Chief Financial Officer and Senior Vice President, Controller

Amendment Flag	false
Entity Central Index Key	0000897429